WEYERHAEUSER Investor Presentation March 2023 ANDY TAYLOR Vice President, Investor Relations KARA HERCHE Senior Manager, Investor Relations Contact Us: (206) 539-3907 Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains statements and depictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including without limitation with respect to the following: future goals and prospects, including 2025 goals and targets relating to our timberlands investments, operation excellence and sustainable margin improvements, growth and annual Adjusted EBITDA performance of our Natural Climate Solutions business, increase in annual lumber production, reductions of greenhouse gas emissions, achievement of external ESG recognitions, growth of our base dividend and annual returns of cash to shareholders; business strategies; factors affecting market supply of lumber; key initiatives; expected levels of demand and market drivers for our products, including expected growth projections in U.S. housing demand and repair and remodel activity and adoption of wood-based building; market dynamics; replenishment of HBU acres through timberland acquisitions; expected growth in  export markets; ; our cash dividend framework, base dividend sustainability and target annual growth, and our target percentage return to shareholders of Adjusted Funds Available for Distribution (Adjusted FAD), including expected supplemental cash dividends and future share repurchases; capital structure, credit ratings, debt maturities, liability management, and revolving line of credit capacity; our outlook for capital expenditures across the company for 2023 and through 2025; our sustainability practices and ambitions, including without limitation those set forth in our “3 by 30” sustainability goals and our greenhouse gas emissions reduction targets; and our expectations concerning future growth in demand for climate change mitigation and carbon markets and resulting expected growth in cash flow from our natural climate solutions business and enhanced timberland values.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and may be identified by our use of certain words in such statements, including without limitation words such as  “committed,” “expect,” “emerging,” “growing,” “maintain,” “outlook,” “sustainable,” “target,” “will,” and similar words and terms and phrases using such terms and words, as well as references to future dates. Depictions or illustrations that constitute forward-looking statements may be identified by graphs, charts or other illustrations indicating expected or predicted occurrences of events, trends, conditions, performance or achievements at a future date or during future time periods. We may refer to assumptions, goals, targets, or expected performance through, or events to occur by or at, a future date, and such references may also constitute forward-looking statements. Forward-looking statements are based on our current expectations and assumptions. The realization of our expectations and the accuracy of our assumptions are subject to a number of risks and uncertainties that are difficult to predict and often are beyond the company’s control. These and other factors could cause one or more of our expectations to be unmet, one or more of our assumptions to be materially inaccurate or actual results to differ materially from those expressed or implied in our forward-looking statements, or all of the foregoing. Such uncertainties and other factors include without limitation: the effect of general economic conditions, including employment rates, interest rate levels, inflation, housing starts, general availability of financing for home mortgages and the relative strength of the U.S. dollar; the effects of COVID-19 and other viral or disease outbreaks, including without limitation any related regulatory restrictions or requirements and their potential impacts on our business, results of operations, cash flows, financial condition and future prospects; market demand for the company's products, including market demand for our timberland properties with higher and better uses, which is related to, among other factors, the strength of the various U.S. business segments and U.S. and international economic conditions; changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Japanese yen, the Chinese yuan, and the Canadian dollar, and the relative value of the euro to the yen; restrictions on international trade and tariffs imposed on imports or exports; the availability and cost of shipping and transportation; economic activity in Asia, especially Japan and China; performance of our manufacturing operations, including maintenance and capital requirements; potential disruptions in our manufacturing operations; the level of competition from domestic and foreign producers; the success of our operational excellence initiatives; the successful and timely execution of our strategic acquisitions strategy, including the successful integration of our acquisitions and our ability to realize expected benefits and synergies, and the successful and timely execution of our strategic divestitures, each of which could be subject to a number of risks and conditions beyond our control including without limitation timing, required regulatory approvals or the occurrence of any event, change or other circumstances that could give rise to a termination event under the terms of the governing transaction agreements; raw material availability and prices; the effect of weather; changes in global or regional climate conditions and governmental response to any such changes; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; energy prices; availability and costs for transportation and labor; federal tax policies; the effect of forestry, land-use, environmental and other governmental regulations; legal proceedings; the performance of pension fund investments and related derivatives; the effect of timing of employee retirements as it relates to the cost of pension benefits and changes in the market price of our common stock on charges for share-based compensation; the accuracy of our estimates of costs and expenses related to contingent liabilities and charges related to casualty losses; changes in accounting principles; and other risks and uncertainties identified in our 2022 Annual Report on Form 10-K, as well as those set forth from time to time in our other public statements and reports, including reports, registration statements, prospectuses, information statements and other filings with the SEC, as well as other factors not described herein because they are not currently known to us or we currently judge them to be immaterial. There is no guarantee that any of the events anticipated by these forward-looking statements will occur, and if any of the events do occur, there is no guarantee what effect they will have on the company's business, results of operations, cash flows, financial condition and future prospects. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to publicly update or revise any forward-looking statements. Nothing on our website is intended to be included or incorporated by reference into, or made a part of, this presentation. Also included in this presentation are certain non-GAAP financial measures that management believes complement the financial information presented in accordance with U.S. GAAP and therefore may be useful to investors. Our non-GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies. Except for certain forward-looking non-GAAP measures, a reconciliation of each presented non-GAAP measure to its most directly comparable GAAP measure is provided in the appendices to this presentation.   2

Table of contents Company Overview Unmatched Portfolio Industry-Leading Performance Strong ESG Foundation Disciplined Capital Allocation Investment Thesis | 2025 Targets & Progress | Who We Are | What We Do | Why We Matter Timberlands | Real Estate, Energy & Natural Resources | Wood Products Operational Excellence | Relative Competitive Performance | Innovation Sustainability Strategy | ESG Performance | Carbon Record Shareholder Returns | Capital Expenditures | Capital Structure Key Market Drivers Current Market Dynamics | Long-Term Demand Fundamentals | Carbon Platform 3

Weyerhaeuser Investment thesis Superior Shareholder Value Unmatched Portfolio Industry-Leading Performance Disciplined Capital Allocation 4 Strong ESG Foundation

2025 YEAR-END TARGETS Driving Growth and Shareholder Value Unmatched Portfolio Industry-Leading Performance Strong ESG Foundation Disciplined Capital Allocation TIMBERLANDS GROWTH MAKE DISCIPLINED INVESTMENTS OF $1 BILLION NATURAL CLIMATE SOLUTIONS GROW ANNUAL EBITDA TO $100 MILLION OPERATIONAL EXCELLENCE CAPTURE IMPROVEMENTS OF $175-250 MILLION FROM 2022 TO 2025 GREENHOUSE GAS REDUCTIONS MAKE PROGRESS AGAINST OUR SCIENCE-BASED TARGET Aligned With a 1.5 Degree Scenario EXTERNAL RECOGNITIONS MAINTAIN & ENHANCE THROUGH COMMITMENTS AND PERFORMANCE SHAREHOLDER RETURNS COMMITTED TO RETURNING 75-80% OF ADJUSTED FAD ANNUALLY TO SHAREHOLDERS SUSTAINABLE DIVIDEND GROW BASE DIVIDEND BY 5% ANNUALLY LUMBER GROWTH INCREASE PRODUCTION BY 5% ANNUALLY

TIMBERLANDS GROWTH MADE STRATEGIC ACQUISITION IN THE CAROLINAS NATURAL CLIMATE SOLUTIONS SIGNED CARBON CAPTURE AND SEQUESTRATION AGREEMENTS FOR TWO PROJECTS IN THE GULF SOUTH OPERATIONAL EXCELLENCE CAPTURED $40 MILLION IN OPX IMPROVEMENTS ACROSS OUR BUSINESSES COMPETITIVE POSITION RANKED #1 IN EBITDA MARGIN IN ALL MANUFACTURING BUSINESSES GREENHOUSE GAS REDUCTIONS JOINED THE CLIMATE PLEDGE COMMITED TO NET-ZERO EMISSIONS BY 2040 EXTERNAL RECOGNITIONS MAINTAINED OUR ESG LISTINGS ON MULTIPLE KEY SUSTAINABILITY INDICES SHAREHOLDER RETURNS RETURNED TOTAL CASH OF $1.75 billion TO SHAREHOLDERS BASED ON 2022 RESULTS SUSTAINABLE DIVIDEND INCREASED OUR QUARTERLY BASE DIVIDEND BY 5.9% Continued strong performance Key 2022 Accomplishments         Unmatched Portfolio Industry-Leading Performance Strong ESG Foundation Disciplined Capital Allocation

Who we are Largest Timber REIT with Unmatched & Complementary Industry-Leading Businesses TIMBERLANDS We are the largest private timberland owner in North America REAL ESTATE, ENERGY & NATURAL RESOURCES We capture the highest value from every acre WOOD PRODUCTS We are one of North America’s largest, low-cost wood products manufacturers Unrivaled portfolio that cannot be replicated Leader in sustainable forestry practices 11 million acres owned in the U.S. and 14 million acres licensed in Canada Expertise and technology platform enables end-to-end portfolio value creation Emerging Natural Climate Solutions business will serve the rising demand for net-zero solutions Industry-leading scale, brand and reputation Diversified mix of high-quality products 35 manufacturing facilities across North America CARBON PLATFORM We are an unrivaled carbon investment opportunity Our forests and wood products sequester millions of tons of CO2 annually, and we are significantly carbon negative Emerging carbon markets will drive long-term portfolio value creation

DIVERSE CUSTOMER MIX that fully values our quality, scale, reliability and sustainable practices PROPRIETARY SEEDLINGS yield superior growth, wood quality and survival characteristics CUSTOMIZED PLANTING deploys the best genetic material for each acre on our land base TARGETED SILVICULTURE generates superior volume and value in each geography LOW-COST PRODUCER that achieves top margin for lumber, panels and engineered wood PREMIUM LAND SALES maximizing value from each acre via higher-and-better-use parcels STEADY ROYALTY & LEASE INCOME maximizing value from surface & subsurface assets DELIVERED LOG MODEL captures maximum value from each tree using data-driven optimization HARVEST AND HAUL efficiency and logistics capabilities for low-cost and reliable operations HEALTHY FORESTS that are diverse, productive and grown sustainably to financial maturity OPTIMAL RAW MATERIALS to maximize mill margins through cost-effective fiber procurement WHAT WE DO Create and Capture Superior Value at Every Step NATURAL CLIMATE SOLUTIONS maximizing value through wind, solar, carbon, mitigation & conservation 8

Why we matter Long-Standing Focus on Sustainability We manage the most sustainable, versatile resource on earth: forests We are experts at using trees to make products people need We do it the right way so our forests will last forever WE ARE SUSTAINABLE BY NATURE OUR PORTFOLIO IS CLIMATE-FRIENDLY WE ARE SOCIALLY RESPONSIBLE

UNMATCHED PORTFOLIO 10 Timberlands Real Estate, Energy & Natural Resources Wood Products Our Quality, Diversity and Scale Cannot Be Replicated

TIMBERLANDS PORTFOLIO

Superior Holdings Create Value Today and Tomorrow



U.S. WEST
High-Value Douglas Fir
3 MILLION ACRES

- Premium land west of Cascade mountains
- Sawlogs are ~90% of harvest
- Unique Japan export presence

OUR **UNMATCHED SCALE** MAKES US A **SIGNIFICANT SUPPLIER** TO MANUFACTURERS IN **EVERY REGION**

U.S. NORTH
Diverse Hardwoods and Softwoods
1 MILLION ACRES

- Premium hardwood sawlogs
- Maximizing value with more than 300 product grades

U.S. SOUTH
Premium Southern Yellow Pine
7 MILLION ACRES

- Highly productive planted pine forests
- Balanced mix of grade & fiber logs
- Scale operations in every major region

11 Million Acres
Owned in the U.S.

14 Million Acres
Licensed in Canada

Approximate total acres as of December 31, 2022.

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TIMBERLANDS: HIGHLIGHTS

Unmatched Quality, Scale and Diversification

OUR COMPETITIVE ADVANTAGE

Exceptional quality & productivity

Unmatched timber-growing expertise

Unparalleled scale & market access

Superior delivered model & supply chain

Diverse customer mix to capture value

OUR GROWTH FOCUS

Disciplined Timberlands Investments

$1 Billion by 2025 | $300 Million Complete

ENDURING VALUE ACROSS MARKET CYCLES

~$695 MILLION

Adjusted EBITDA(1) | 3-Year Average

ADJUSTED EBITDA(1)

BY REGION (2020-2022)


West
57%
South
42%
North: 1%

Diversification and Scale Across All Major Markets

REVENUE

BY END MARKET (2022)


Export Customers
25%
WY Mills
23%
Third-Party Domestic
52%

Flex Supply To Meet Dynamic Customer Demands and Capture Market Opportunities

(1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. Other is excluded.

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COMPETITIVE POSITION We Are the Largest Timber REIT Our Scale Across All Major Woodbaskets Our Integrated Manufacturing Allows us to flex volume and maximize overall returns Our Delivered Log Business Model Enables us to capture higher margins Acres in millions (2) TIMBER REITS OWNERSHIP Weyerhaeuser Rayonier PotlatchDeltic(1) Gives us access across log markets Lowers our concentration risk Sources: Forisk Ownership Database 2022, tax parcel data, public presentations, WY reports Acres as of December 31, 2022. Source: Public filings. (1) Post acquisition acreage, inclusive of CatchMark Timber Trust. (2) (3) (1) 100% 3rd Party 78% 78% 22% 22% 3rd Party Log Sales Internal Log Sales (5) (4) Log sales volumes in million tons 0 5 10 15 20 25 30 35 Sources: Public filings, WY reports (2) Delivered vs. stumpage sales volumes for FY 2022. Excludes New Zealand volumes for RYN. (3) Delivered vs. stumpage fee (PCH) and sales (CTT) volumes for FY 2021 for both companies combined. Sources: Public filings, WY reports (4) Internal vs. third party fee (PCH) and sales (CTT) volumes for FY 2021 for both companies combined. For PCH, assumes pulpwood and stumpage reported volumes are sold to third party customers. (5) Internal vs. third party sales volumes for FY 2022.

Weyerhaeuser TIMBERLANDS EXPORT MARKETS Unrivaled Market Position and Supply Chain Expertise UNIQUE JAPAN EXPORT BUSINESS Multi-decade relationships supplying post & beam housing market Western timberlands ownership provides premium logs at unrivaled scale Largest log export facility in North America creates substantial supply chain advantage and efficiencies OTHER WY EXPORT MARKETS Direct-to-customer strategy facilitates consistent demand Flexibility to quickly respond to shifts in global wood demand Southern exports positioned to grow Targeting new geographies and growing demand for wood fiber, biomass and pellets Southern Exports Western Exports Scale + Consistent Product Quality + Supply Chain Reliability = Export Competitive Advantage 14 (1) Percentages based on 2022 full year Timberlands export sales. Southern exports to China are currently paused due to ongoing phytosanitary rules imposed by Chinese regulators.

WESTERN TIMBERLANDS

Unmatched Quality, Scale and Market Access


Washington
Oregon

TIMBER REITS OWNERSHIP

Acres in millions	WA	OR
Weyerhaeuser	1.1	1.4
Rayonier	0.4	0.1

Sources: Forisk Ownership Database 2022, tax parcel data, public presentations, WY reports

Our Timber Inventory Is Primarily High-Value Species


Other
7%
Whitewood
12%
Douglas fir
81%

As of December 31, 2022.

We Ship More Volume To Higher Value Export Markets[1]


Export
28%
Domestic
72%
Export
11%
Domestic
89%

WEYERHAEUSER
Export = 2.5MM tons

RAYONIER
Export = 0.2 MM tons

Sources: Public filings, WY reports
(1) Export volumes as a percentage of total western log sales volumes in 2022.

- We have premium timberlands west of the Cascade mountains
- We hold the #1 position in Adjusted EBITDA per acre
- Our markets are highly tensioned, with domestic and export optionality
- Sawlogs are approximately 90% of our harvest volume

15

SOUTHERN TIMBERLANDS

Peer-Leading Scale and Market Access

Our Scale is Unmatched Across Southern Markets



74% of New Capacity in States with Strong WY Holdings(1)
AR/OK/TX/LA
MS/AL
GA/FL/SC
NC/VA
TIMBER REITS OWNERSHIP
Weyerhaeuser
Rayonier
PotlatchDeltic(2)



GA/FL/SC
MS/AL
AR/OK/TX/LA
NC/VA
PCH(2)
RYN
WY
-
1,000
2,000
3,000
4,000
5,000
6,000
7,000
Owned acres, thousands (YE 2022)

- We have significant scale across the South with access to grade and pulp markets
- We own ~1.8 million acres in top southern log markets across the Atlantic Coast[3]
- Concentration risk is limited in any one market
- New capacity in the South supports future growth across our ownership
- Well positioned to serve growing Asian export markets

Sources: Forisk Ownership Database 2022, tax parcel data, public presentations and filings, WY reports
(1) Represents completed and announced new sawmill capacity in the South, 2017-2023.
(2) Post acquisition acreage, inclusive of CatchMark Timber Trust.

(3) Atlantic Coast includes Florida, Georgia, North Carolina and South Carolina.

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Timberlands portfolio optimization Recent Actions to Improve Timberlands Quality and Returns SOUTHERN TIMBERLANDS ALABAMA ACQUIRED 69,000 ACRES SOUTHERN TIMBERLANDS CAROLINAS ACQUIRED 80,800 ACRES WESTERN TIMBERLANDS WASHINGTON DIVESTED 145,000 ACRES WESTERN TIMBERLANDS OREGON ACQUIRED 85,000 ACRES DIVESTED 149,000 ACRES SOUTHERN PORTFOLIO Strategically located, expands scale in strong markets Significant optionality to capture additional upside from real estate and NCS opportunities Immediate and sustained cash flow, with anticipated 10-year average Adj. EBITDA of ~$20 million annually WESTERN PORTFOLIO Improves overall quality of timber base in the West Expands capacity to serve high-value export markets Supports manufacturing integration in highly tensioned woodbaskets Completes large-scale divestitures in this region

100% OF OUR TIMBERLANDS ARE REFORESTED AFTER HARVEST TIMBERLANDS SUSTAINABILITY We Balance Our Harvesting with a Strong Foundation of Environmental Stewardship WE PLANT 130-150 MILLION TREES EVERY YEAR WE HARVEST ONLY 2% OF OUR FORESTS ON AVERAGE EACH YEAR WE LEAVE TREE BUFFERS ALONG WATERWAYS TO PROTECT AQUATIC HABITAT WE PARTICIPATE IN 11 HABITAT CONSERVATION PLANS IN NORTH AMERICA WE CERTIFY 100% OF OUR TIMBERLANDS TO THE Sustainable Forestry | Carbon Sequestration | Reduced Environmental Footprint 18 SUSTAINABLE FORESTRY INITIATIVE® STANDARD OUR WORKING FORESTS CONTRIBUTE TO Climate Change Solutions

WESTERN REGION U.S. SOUTH REAL ESTATE, ENERGY & NATURAL RESOURCES Generating Value Through End-to-End Portfolio Management Wind Conservation Real Estate (HBU) Mineral Royalties Conservation Mineral Royalties Mitigation Banking SOUTHERN REGION Applying expertise and technology to enhance portfolio value across our timber holdings Forest Carbon NORTHERN REGION Real Estate (HBU) Mineral Royalties Wind Carbon Capture & Sequestration Solar Forest Carbon Real Estate (HBU) Real Estate Development Conservation

REAL ESTATE, ENERGY & NATURAL RESOURCES: HIGHLIGHTS

Consistent, Reliable Cash Generation | Growing Natural Climate Solutions

OUR COMPETITIVE ADVANTAGE

Unmatched expertise in evaluating and maximizing the full value from every acre

Track record in delivering significant premium to timber value

Well positioned to serve the rising demand for natural climate solutions

OUR GROWTH FOCUS

Grow Natural Climate Solutions EBITDA to

$100 Million by YE 2025 | $43 Million in 2022

ENDURING VALUE ACROSS MARKET CYCLES → ~$290 MILLION

Adjusted EBITDA[1] | 3-Year Average

ADJUSTED EBITDA[1,2]

BY SEGMENT (2020-2022)



ENR
32%
Real Estate
68%

NATURAL CLIMATE SOLUTIONS

ADJUSTED EBITDA[1]



$ in millions
$ 22
$ 38
$ 43
$ 100
2020
2021
2022
2025

(1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. Adjusted EBITDA from Natural Climate Solutions is included in Real Estate and ENR segment results.
(2) ENR EBITDA is primarily generated through steady royalty and lease income from third-party development of surface and subsurface assets, including the following activities within our Natural Climate Solutions Business: renewable energy, carbon capture and sequestration, and forest carbon. Real Estate EBITDA includes the following activities within our Natural Climate Solutions Business: mitigation banking and conservation.

20

REAL ESTATE BUSINESS We Continually Evaluate Every Acre to Unlock Higher and Better Use (HBU) Value (2) Since inception, following the Plum Creek merger in 2016. 21 (1) As of December 31, 2022. 21 PREMIUM LAND SALES Maximizing Value from Each Acre Via HBU Parcels Timberlands Acquisitions Will Replenish HBU Pipeline We Sell <1% OF OUR TIMBERLAND ACRES Annually 1.2 MILLION ACRES With HBU Attributes 55-100+% PREMIUM To Timber Value(2)

PARTICIPATING IN THE EMERGING OFFSETS MARKET Maine pilot project nearing completion Developing future project pipeline Demand increasing and voluntary market recognizing value of high-quality credits LEASING SUBSURFACE FOR CARBON SEQUESTRATION Agreements in place for two projects in the Gulf South ~500,000 acres with suitable subsurface characteristics Increasing demand with Inflation Reduction Act LEASING LAND FOR WIND AND SOLAR PRODUCTION Active wind sites in the Western and Northern regions Agreements in place for solar projects in the Southern region Demand expected to increase throughout the decade PRESERVING VALUABLE ECOSYSTEMS Mitigation: 14 active banks on 22,000 acres Pursuing conservation outcomes in select markets Markets expected to expand through the decade NATURAL CLIMATE SOLUTIONS BUSINESS Leveraging Scale and Growing EBITDA as Carbon Markets Develop 22 EXPANDING OUR BUSINESS MODEL GROWING OUR EXISTING BUSINESSES

LUMBER ORIENTED STRAND BOARD ENGINEERED WOOD PRODUCTS DISTRIBUTION 2nd Largest Producer in North America 19 Lumber Mills (5.5 BBF) 4th Largest Producer in North America 6 Oriented Strand Board Mills (3.1 BSF) Located in the Largest Homebuilding Markets 19 Distribution Centers #1 Engineered Wood Capacity in North America 6 Engineered Wood Mills (42 MMCF) 3 Veneer/Plywood Mills (610 MMSF) 1 Medium Density Fiberboard Mill (265 MMSF) Weyerhaeuser’s relative positioning based on full year 2022 production. Weyerhaeuser values represent capacity by product line as of December 31, 2022. Sources: Public filings, WY reports. Production capacity for engineered wood represents total solid section press capacity. Weyerhaeuser engineered solid section facilities also may produce engineered I-joists to meet market demand. In 2022, approximately 25 percent of Weyerhaeuser’s total press production was converted into I-joists. WOOD PRODUCTS PORTFOLIO Industry-Leading Scale, Diversification and Quality

Wood products: highlights Peer-Leading Performance, Superior Reliability and Preferred Supplier #1 IN EBITDA MARGIN In All Manufacturing Businesses Peer-leading performance OUR COMPETITIVE ADVANTAGE Diverse customer mix & market demand drivers Strategically located in prime woodbaskets Expertise in transportation & logistics Relentless focus on industry-leading cost structure = “Black at the Bottom” performance OUR GROWTH FOCUS Organically Grow Lumber Production by 5% Annually through 2025 PERCENT OF SALES(2) by END MARKET (2022) 61% 20% 19% Diversified Mix of High-Quality Products (1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. Other is excluded. (2) Percentages are approximate based on 2022 full year Wood Products net sales.

Generation Z and Millennials are the largest population cohort and entering peak homebuying years Current homebuilding pace will not fully address the deficit resulting from a decade of underbuilding Historically low inventories for existing and new home sales will help offset impacts from increased mortgage rates U.S. HOUSING REMAINS UNDERBUILT Underlying Demand U.S. Housing Starts Sources: FEA, U.S. Census Bureau Sources: FEA, U.S. Census Bureau EXPECT LONG-TERM GROWTH IN U.S. HOUSING Strong Demographic Fundamentals and Significant Housing Deficit FAVORABLE DEMOGRAPHICS CURRENT U.S. POPULATION BY AGE 25

Solid repair & remodel spending, primarily driven by larger professional built projects Housing stock continues to age, with median age greater than 40 years Increased consumer savings, home equity and lock-in effect with elevated mortgage rates U.S. RETAIL BUILDING MATERIALS SALES TOTAL SPENDING Sources: U.S. Census Bureau 2021 American Housing Survey Source: U.S. Census Bureau YTD Annualized as of Jan. 2023 U.S. HOUSING STOCK YEAR BUILT EXPECT stability in repair and remodel activity Record Pandemic Trends Moderating | Long-Term Fundamentals Are Favorable 26

INTERNATIONAL BUILDING CODE now supports TALL WOOD BUILDINGS INCREASED ADOPTION OF WOOD-BASED BUILDING Global Growth and Sustainability Attributes Driving Rising Demand for Wood Products Sources: United Nations, WY analysis, Churkina et al. (Buildings as a global carbon sink, Jan. 2020) GLOBAL CONSTRUCTION square footage will expand >50% by 2050 WOOD-BASED CONSTRUCTION is CLIMATE POSITIVE 27

Wood products sustainability Reducing Our Impact | Offering Climate-Friendly Products WE MEET MORE THAN 70% OF OUR OWN ENERGY NEEDS USING RENEWABLE BIOMASS ON AVERAGE WE USE 95% OF EVERY LOG Committed to Sustainability Throughout Our Supply Chain 28

INDUSTRY-LEADING PERFORMANCE 29 Operational Excellence Relative Competitive Performance Significant, Sustainable Margin Improvement Accelerated by Innovation Innovation

OPERATIONAL EXCELLENCE Delivering Sustainable Margin Improvement Through the Cycle SUSTAINABLE MARGIN IMPROVEMENT Targeting $175-250 Million from 2022-2025 EXPANDING OUR REACH WITH OPX 2.0 Finding Opportunity in Every Corner Future Value World Class Execution on Critical Activities That Generate Longer-Term Value Cost Avoidance Intentional Work to Eliminate or Reduce Potential Cost Increases in the Future Efficiency Projects That Standardize Processes, Reduce Manual Work, Streamline Systems Cross-Business OpX Opportunities to Drive Improvement Within Our Integrated Supply Chain Timberlands Harvest & Haul • Silviculture Marketing • Merchandising Wood Products Controllable Cost • Recovery Reliability • Product Mix Cross- Business OpX

DELIVERING SUPERIOR RELATIVE PERFORMANCE

Our OpX Scorecard



WE HOLD THE
#1 Position
IN EBITDA MARGIN IN ALL MANUFACTURING BUSINESSES



WE ACHIEVED THE
Largest Improvement
IN DISTRIBUTION MARGIN
2011 THROUGH 2022



WE HOLD THE
#1 Position
IN EBITDA PER ACRE IN WESTERN TIMBERLANDS

WOOD PRODUCTS
ADJUSTED EBITDA MARGIN[1,2]


LUMBER(3)
50%
40%
30%
20%
10%
0%
-10%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Weyerhaeuser vs Peers


ORIENTED STRAND BOARD(4)
70%
50%
30%
10%
-10%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Weyerhaeuser vs Peers


ENGINEERED WOOD PRODUCTS(5)
35%
25%
15%
5%
-5%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Weyerhaeuser vs Peers


DISTRIBUTION
12%
8%
4%
0%
-4%
-8%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Weyerhaeuser vs Peers

Sources for competitor data: Public filings. Results include only North American operations.
(1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts.
(2) Wood Products peers include BlueLinx, Boise Cascade, Canfor, Interfor, Louisiana Pacific, Norbord and West Fraser.
(3) 2017-2022 lumber margins include expenses for softwood lumber countervailing and anti-dumping duties for all companies shown.
(4) After 2021, West Fraser (previously Norbord) excluded due to changes in segment reporting, which now combines OSB and EWP segments.
(5) After 2021, Louisiana Pacific excluded due to the sale of its EWP business in 2022.

31

innovation Driving Significant Improvements Through Accelerated Focus on Innovation Automation & Robotics Unmanned Autonomous Vehicles Radio Frequency Identification Energy-Efficient Equipment 32

STRONG ESG FOUNDATION 33 Sustainability Strategy ESG Performance Sustainability Is a Core Value Carbon Record

Sustainable to our core Strong ESG Performance | Clear Business Alignment | Ambitious Positive Impact OUR SUSTAINABILITY STRATEGY Maintain ESG Foundation Improve Business Alignment Demonstrate Positive Impact Ten-year roadmap to review and adjust ESG-related focus areas and strategies Set and meet appropriate annual goals Report progress Increase visibility in business processes Strengthen awareness and pride Identify opportunities and mitigate risks Improve sustainability performance Working to solve 3 big challenges by 2030 Climate change solutions Sustainable homes for everyone Thriving rural communities OUR ESG PERFORMANCE Environmental Stewardship Social Responsibility Corporate Governance 130-150 million trees planted each year 2% of our forests harvested on average each year 100% of our timberlands reforested after harvest 100% of our timberlands and wood fiber supply certified to SFI® standards 35 million metric tons of CO2 removed in our forests and wood products in 2021 >70% of our energy needs met with renewable biomass 95% of every log harvested is used on average <2 recordable incident rate for over a decade 9,000+ family-wage jobs in mostly rural communities 82% of all employees agree their workplace is inclusive $5.6 million in charitable giving to the communities where we operate in 2022 >90% of all salaried employees have individual development plans >93% say on pay support in 2022 7 new directors appointed to our board since 2015 44% of our board of directors are women; one woman of color

OUR CARBON RECORD Our Net Climate Impact Is Significantly Carbon Negative For more information on our carbon record methodology visit carbonrecord.weyerhaeuser.com We Joined the Climate Pledge and are Committed to Net-Zero Emissions by 2040 35 Metric tons of carbon dioxide equivalent (mtCO2e) for full year 2021. 35 million mtCO2e in 2021 2.3-3.6 billion mtCO2e We Set an Ambitious, Science-Based Target to Reduce Emissions by 2030 Our Forests Store 7.4 million mtCO2e in 2021 Scope 1 & 2 Scope 3 TRACK 1 Carbon Emissions TRACK 2 Carbon Removals TRACK 3 Carbon Storage TRACK 4 Emissions Reduction We are on the pathway to net-zero emissions Forests store CO2 in trunks, branches, leaves, roots The world needs more carbon removals The world needs less carbon emissions

DISCIPLINED CAPITAL ALLOCATION 36 Shareholder Returns Capital Expenditures Long-Term Commitment to Balancing Three Key Priorities Capital Structure

INVEST IN OUR BUSINESSES RETURN CASH TO SHAREHOLDERS MAINTAIN AN APPROPRIATE CAPITAL STRUCTURE CORE ALLOCATION Investment Grade Credit Rating Disciplined Capital Expenditures Sustainable Base Dividend OPPORTUNISTIC ALLOCATION Value-Enhancing Growth Opportunities Liability Management Supplemental Dividends & Share Repurchases DISCIPLINED CAPITAL ALLOCATION Balanced and Sustainable Philosophy – Three Key Priorities 37

(1) See appendix for definition of Adjusted FAD and reconciliation to GAAP amounts. (2) Normally declared and paid annually in the first quarter, based on prior year results. RETURNING CASH TO SHAREHOLDERS Allocation Framework and Cash Return Calculation TARGETED RETURN OF CASH TO SHAREHOLDERS Calculated on an Annual Basis 20-25% of Adjusted FAD SUSTAINABLE BASE DIVIDEND supported by Timberlands and Real Estate & ENR cash flow, even at the bottom of the cycle SUPPLEMENTAL DIVIDEND(2) AND/OR SHARE REPURCHASE to achieve targeted return of 75-80% of annual Adjusted FAD EXCESS CASH available for growth, debt paydown and additional share repurchase Return 75-80% of Adjusted FAD to Shareholders ADJUSTED FUNDS AVAILABLE FOR DISTRIBUTION(1) Allocation Framework 38 Adjusted FAD Quarterly Base Cash Dividends Targeted Return to Shareholders Cash Available for Allocation Between Supplemental Dividend(2) and/or Opportunistic Share Repurchase 75-80% Payout

CASH RETURN FRAMEWORK IN ACTION Returned $1.75 Billion of Cash to Shareholders Based on 2022 Results Returned $1.62 per share of dividends based on 2022 results Returned $550 million through opportunistic share repurchase 2nd highest full year Adjusted EBITDA and operating cash flow on record (1) See appendix for definition of Adjusted FAD and reconciliation to GAAP amounts. (2) On January 26, 2023, our board of directors declared a supplemental dividend of $0.90 per share that was paid in 2023 Q1. (3) Share repurchase activity in 2022 totaled $550 million at an average price of $34.41 per share. $534 $662 $1,746 $2,327 $ in millions 2022 Adjusted FAD(1) Quarterly Base Dividends Supplemental Dividend(2) Share Repurchase(3) Total Cash Return 75-80% Target Payout Range $550 75% of Adjusted FAD Returned to Shareholders Based on 2022 Results 39

RETURNING CASH TO SHAREHOLDERS Demonstrating the Power of Our Cash Return Framework ANNUAL PAYOUT OF ADJUSTED FAD 2021 = 79% 2022 = 75% $ in millions $509 $534 $1,459 $662 $100 $550 $2,068 $1,746 (1) Supplemental dividends associated with 2021 results include a $0.50 per share interim distribution paid in 2021 Q4 and a $1.45 per share distribution paid in 2022 Q1. Supplemental dividends associated with 2022 results include a $0.90 per share distribution paid in 2023 Q1. (2) Dividend yield calculations assume a share price of $31.25, the closing price on February 28, 2023. (3) Pro forma 2023 includes current quarterly base dividend of $0.19 per share, and supplemental dividend of $0.90 per share, associated with 2022 results and paid in 2023 Q1. Base Dividends Supplemental Dividends(1) Share Repurchase Total Cash Return WE RETURNED OVER $3.8 BILLION TO SHAREHOLDERS BASED ON 2021 & 2022 RESULTS THROUGH DIVIDENDS AND SHARE REPURCHASE 40

TARGETING 5% ANNUAL BASE DIVIDEND GROWTH

Driven by Timberlands, Natural Climate Solutions & Performance Improvements

BASE DIVIDEND GROWTH DRIVERS

Timberlands
Targeted Acquisitions & Business Development

Natural Climate Solutions
EBITDA Grows to $100 Million

Performance Improvements
Innovation & CapEx Improve Margins & Down-Cycle Cash Flows



$0.68
+5.9%
$0.72
+5.6%
$0.76
~5% ANNUAL GROWTH
FUTURE BASE DIVIDEND
2021
2022
2023
Pro Forma(1)
2025
Outlook

(1) Assumes current quarterly base dividend of $0.19 per share.

41

CAPITAL EXPENDITURES Organic Investments to Sustain and Enhance Our Operations CAPITAL EXPENDITURES $ in millions Wood Products: $315 million in 2023 Maintenance capex is $150-200 million Projects to improve costs and reliability Strategic lumber mill modernization Timberlands: $110 million in 2023 Reforestation and silviculture Roads and infrastructure Real Estate & ENR: Minimal Limited spending for entitlement activities and Natural Climate Solutions Corporate: $15 million in 2023 Primarily IT systems (1) Capital expenditures for 2016 exclude discontinued operations. (2) Capital expenditures for 2022 totaled $462 million plus $6 million of capitalized interest. Total spend was higher than initial guidance of $440 million primarily due to the acceleration of equipment orders with extended lead times for future planned capital projects. 2016-2018 Average(1) 2019-2020 Average 2021 2023 Outlook 2022(2) Expect Annual Capital Expenditures of $420-440 Million in 2024-2025 42

Maintain AN appropriate capital structure Operating from a Strong Financial Position with Significant Flexibility NET DEBT TO ADJUSTED EBITDA (LTM)(1) INVESTMENT GRADE CREDIT PROFILE   Baa2 Moody’s AMPLE LIQUIDITY   OPPORTUNISTIC LIABILITY MANAGEMENT STRONG ASSET COVERAGE OVER 80% of business assets are in Timberlands Reduced Debt by ~$1.2 billion since 2020 Q3 LEVERAGE RATIO WELL BELOW 3.5x TARGET OVER THE CYCLE 3.5x Target (1) Last twelve months Adjusted EBITDA for each quarter presented. See appendix for definition of Net Debt to Adjusted EBITDA and reconciliation to GAAP amounts. $1.5 BILLION available revolving line of credit 43 BBB Standard & Poor’s Refinanced $900 million of debt in 2022 Q1 Reduced Pension Obligations by $4.5 billion since 2018 Q4.22

44 Current Market Dynamics Long-Term Demand Fundamentals Carbon Platform KEY MARKET DRIVERS

LUMBER ORIENTED STRAND BOARD WESTERN LOGS SOUTHERN LOGS Current market dynamics for our products Improving sawlog demand Fiber log demand generally stable Log pricing showing  notable gains across several geographic sub-areas Emerging log export opportunity Solid demand from repair & remodel activity Residential construction demand returning to pre-pandemic levels B.C. mill closures will be replaced by U.S. South capacity additions Current pricing at historical pre-pandemic levels Supportive long-term housing fundamentals Residential construction demand returning to pre-pandemic levels Current pricing at historical pre-pandemic levels Supportive long-term housing fundamentals Stable domestic wood products production Steady Japanese demand for WY logs Stable Chinese log demand, but facing supplier constraints from Australia, Europe and Russia 45

Rising Global Demand for Wood Fiber Increased Adoption of Wood-Based Building Increased Demand for Natural Climate Solutions Growing Demand for U.S. Housing 2 3 4 FUNDAMENTAL DRIVERS SHAPING OUR INDUSTRY We Are Well Positioned to Capitalize on These Opportunities 1

Our carbon platform Driving Long-Term Portfolio Value as Carbon Markets Develop LAND & FOREST Forest Carbon Offsets Renewable Energy Mitigation & Conservation SUBSURFACE Carbon Capture & Sequestration WOOD PRODUCTS Carbon Storage ENHANCING VALUE OVER TIME Underlying Timberlands Value Growing Cash Flow from Natural Climate Solutions Increased Demand for Climate-Friendly Wood Products Strong Timberlands Foundation Largest private owner of timberlands in the U.S. Our timberlands sequester millions of tons of CO2 annually Surface & subsurface ownership is a strategic competitive advantage Complementary Wood Products Business Growing Natural Climate Solutions Industry-leading scale, diversification and quality Our wood products store carbon for the entire product life cycle Committed to sustainability across our operations and supply chain Expertise and technology to maximize value from every acre Emerging opportunities as carbon markets develop Increasing demand from existing lines of business 47

Weyerhaeuser Investment thesis Superior Shareholder Value Unmatched Portfolio Industry-Leading Performance Disciplined Capital Allocation 48 Strong ESG Foundation

APPENDIX 49 Additional Materials

LUMBER(1) OSB(2) WOOD PRODUCTS SALES REALIZATIONS: CURRENT VS. 2022 Q4 WEYERHAEUSER’S AVERAGE SALES REALIZATIONS Approximate Change As of February 24, 2023 (1) Changes in average realizations typically lag changes in industry benchmark pricing due to length of order files. (2) WY reports OSB realizations in MSF 3/8”. Changes in average realizations typically lag changes in industry benchmark pricing due to length of order files. 50

LUMBER DEMAND FUNDAMENTALS AND PRICING LUMBER PRICING FRAMING LUMBER COMPOSITE NORTH AMERICAN LUMBER CONSUMPTION BY END USE, 2022 Source: FEA Source: Random Lengths Q1 QTD as of 02/24/2023 Solid demand from repair and remodel activity Residential construction demand returning to pre-pandemic levels Supportive long-term housing fundamentals Current pricing at historical pre-pandemic levels Mass timber and CLT will drive higher non-residential usage over time

Log supply declining in British Columbia due to fires, pine beetle and lower allowable cut Canadian lumber exports to the U.S. remain subject to duties Canadian share of lumber market has decreased U.S. Southern lumber production gaining share NORTH AMERICAN CAPACITY(1) % SHARE BY REGION NORTH AMERICAN LUMBER PRODUCTION BY REGION, 2022 Source: FEA Total North American softwood lumber production of 61 BBF in 2022. LUMBER B.C. Mill Closures Have Reduced Industry Capacity Source: FEA (1) Chart does not include share of other U.S. regions which constitute approximately 4% of total North American capacity.

OSB DEMAND FUNDAMENTALS AND PRICING Residential construction returning to pre-pandemic levels Supportive long-term housing fundamentals Current pricing at historical pre-pandemic levels Source: FEA ORIENTED STRAND BOARD PRICING 7/16” NORTH CENTRAL NORTH AMERICAN OSB CONSUMPTION BY END USE, 2022 Source: Random Lengths Q1 QTD as of 02/24/2023

WESTERN LOGS

Stable Domestic and Export Demand

- **Highly tensioned market, with domestic and export optionality**
- **Largest driver of demand is U.S. housing activity**
- **Steady Japanese demand for WY premium logs**
- **China continues to have stable import needs but faces constraints from suppliers in Australia, Europe and Russia**
- **WY able to rapidly flex China volume in response to changing markets**

WESTERN SAWLOG PRICING

DELIVERED DOUGLAS FIR #2



1000
800
600
400
200
0
$/MBF
YTD
1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 YTD
ANNUAL

Sources: Log Lines, WY reports
YTD as of January 2023

WY's SENSITIVITY

CHANGE IN REALIZATIONS

$25/MBF

≈ $30 million

EBITDA ANNUALLY

WY transacts Western logs primarily in MBF but reports in ton equivalents. A $5/ton change in WY realizations is approximately $40 million of annual EBITDA.

JAPAN HOUSING STARTS

WOOD-BASED



0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Millions
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Source: Japan Ministry of Land, Infrastructure & Transport (MLIT)

CHINA SOFTWOOD LOG IMPORTS

FROM ALL COUNTRIES



60
50
40
30
20
10
0
Million cubic meters
All Other
New Zealand
Europe
USA
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 LTM

Source: China Gov't Statistics. Customs Code Numbers: 4403-2000 Logs, coniferous.
LTM as of November 2022

54

SOUTHERN LOGS

Improving Sawlog Demand Will Drive Long-Term Price Improvement

- Sawlog **demand improving as capacity and operating rates increase; WY's timberlands are well positioned to benefit**
- **WY fiber log demand generally stable**
- Log pricing showing notable gains across several geographic sub-areas
- **Additional upside opportunity from Southern log exports**

SOUTHERN SAWLOG PRICING

DELIVERED SOUTHERN AVERAGE PINE SAWLOG



60
55
50
45
40
35
$/Green ton
1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022
ANNUAL

Source: Timber Mart-South

WY's SENSITIVITY

CHANGE IN REALIZATIONS

$5/ton

≈ $55 million

EBITDA ANNUALLY

~10 BBF

2017 – 2023

U.S. SOUTH CAPACITY ADDITIONS

2017-2023



New Sawmill Capacity Announced
New Sawmill Capacity Completed
WY Timberlands
WY Export Facility

Sources: Forisk, WY reports

SAWMILL CAPACITY ADDITIONS

COMPLETED & ANNOUNCED BY STATE

2017-2023



2,400
2,100
1,800
1,500
1,200
900
600
300
0
MMBF
States encompassing 70+% of WY's Southern holdings
OK VA SC NC FL TX AR LA MS GA AL

Sources: Forisk, WY reports

55

NCREIF Timberland INDEX INDEXED MARKET VALUE Per Acre, by Region Source: National Council of Real Estate Investment Fiduciaries (NCREIF) Timberland Index. Changes in index composition may affect average market values (e.g. NCREIF Northwest expanded to include Idaho in 2013). Perpetually Growing Asset Low Correlation With Other Asset Classes   TIMBERLANDS Enduring Value Across Market Cycles

DELIVERING SUPERIOR RELATIVE PERFORMANCE

Our OpX Scorecard

TIMBERLANDS
ADJUSTED EBITDA[1,2] PER ACRE

WEST



$220
$180
$140
$100
$60
$20
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Weyerhaeuser Timberlands & ENR vs **Peers**

SOUTH



$90
$75
$60
$45
$30
$15
$0
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Weyerhaeuser Timberlands & ENR vs **Peers**

WOOD PRODUCTS
ADJUSTED EBITDA MARGIN[1,3]

LUMBER[4]



50%
40%
30%
20%
10%
0%
-10%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Weyerhaeuser vs **Peers**

ORIENTED STRAND BOARD[5]



70%
50%
30%
10%
-10%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Weyerhaeuser vs **Peers**

ENGINEERED WOOD PRODUCTS[6]



35%
25%
15%
5%
-5%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Weyerhaeuser vs **Peers**

DISTRIBUTION



12%
8%
4%
0%
-4%
-8%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Weyerhaeuser vs **Peers**

Sources for competitor data: Public filings. Results include only North American operations.
(1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts.
(2) 2020 EBITDA for Weyerhaeuser Southern Timberlands reflects announced 10 percent reduction in 2020 fee harvest volumes. Timberlands peers include NCREIF, PotlatchDeltic and Rayonier. To improve comparability with peer disclosures, amounts shown for Weyerhaeuser include Timberlands EBITDA and non-timber income currently reported in the company's Energy & Natural Resources business.
(3) Wood Products peers include BlueLinx, Boise Cascade, Canfor, Interfor, Louisiana Pacific, Norbord and West Fraser.
(4) 2017-2022 lumber margins include expenses for softwood lumber countervailing and anti-dumping duties for all companies shown.
(5) After 2021, West Fraser (previously Norbord) excluded due to changes in segment reporting, which now combines OSB and EWP segments.
(6) After 2021, Louisiana Pacific excluded due to the sale of its EWP business in 2022.

57

ESG RATINGS AND INDICES Leading Performance MSCI CDP Climate S&P Global Best-in-class performance among North American companies and peers Continuing to benchmark and enhance our performance Committed to achieving full recognition for our strong practices OTHER EXTERNAL RECOGNITION

WELL-LADDERED DEBT PROFILE (1) $860 million WestRock note maturing in 2023 includes an extension mechanism. (2) Revolving credit facility was undrawn as of December 31, 2022. This credit facility has a capacity of $1.5 billion and expires in January 2025. $5.1 billion of long-term debt outstanding 100% fixed rate Weighted average maturity of 8 years Weighted average interest rate of 5.4% Refinanced $900 million of debt in 2022 Q1, resulting in interest expense savings of ~$38 million annually Reduced debt by ~$1.2 billion since 2020 Q3 Revolver used for working capital management as needed(2) Debt maturity profile(1) $ in millions

OUR COMPANY VISION 60

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. (2) Net earnings for 2017, 2018, 2019, 2020 and 2022 include net charges of $52 million, $122 million, $354 million, $285 million and $359 million, respectively, of after-tax non-operating special items which are reported in non-operating pension and other post-employment benefit costs, interest income and other, interest expense, net, and income taxes. ADJUSTED EBITDA RECONCILIATION Total Company

(1) LTM = last twelve months. (2) Net debt to Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Net debt to Adjusted EBITDA, as we define it, is long-term debt and borrowings on line of credit, net of cash and cash equivalents divided by the last twelve months of Adjusted EBITDA. (3) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. Net debt to ADJUSTED EBITDA RECONCILIATION Total Company

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. (2) Results exclude Real Estate, Energy & Natural Resources, which was reported as part of legacy Weyerhaeuser’s Timberlands segment. West includes Plum Creek Washington and Oregon operations. South includes Plum Creek Southern Resources. North includes Plum Creek Northern Resources less Washington and Oregon. Results from Longview Timber are included in Other for 2013 and in Western Timberlands for 2014 and forward. Other also includes results from international operations and certain administrative charges. (3) Results represent Plum Creek Timberlands EBITDA from October 1, 2011 through February 18, 2016. ADJUSTED EBITDA RECONCILIATION Timberlands

(1) Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016. (2) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. ADJUSTED EBITDA RECONCILIATION Wood Products

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. ADJUSTED EBITDA RECONCILIATION Real Estate, Energy & Natural Resources

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. We have not provided a reconciliation of forecasted Adjusted EBITDA related to Natural Climate Solutions to the most comparable GAAP measure because Adjusted EBITDA excludes the impact of certain items described in the definition above and management cannot estimate the impact these items will have on Adjusted EBITDA without unreasonable effort. We believe that the probable significance of providing these forward-looking non-GAAP financial measures without a reconciliation to operating income is that investors and analysts will have certain information that we believe is useful and meaningful regarding our Natural Climate Solutions business, but they will not have that information on a GAAP basis. As a result, investors and analysts may be unable to accurately compare the expected impact to our historical results or the results or expected results of other companies that may have treated such matters differently. Management believes that, given the inherent uncertainty of forward-looking statements, investors and analysts will be able to understand and appropriately take into account the limitations in the information we have provided. Investors are cautioned that we cannot predict the occurrence, timing or amount of all non-GAAP items that we exclude from Adjusted EBITDA. Accordingly, the actual effect of these items, when determined, could potentially be significant to the calculation of Adjusted EBITDA over the medium-term. ADJUSTED EBITDA RECONCILIATION Natural Climate Solutions

ADJUSTED FUNDS AVAILABLE FOR DISTRIBUTION (FAD) RECONCILIATION (1) Funds available for distribution (FAD) is a non-GAAP measure that management uses to evaluate the company's liquidity. FAD, as we define it, is net cash from operations adjusted for capital expenditures. FAD measures cash generated during the period (net of capital expenditures) that is available for dividends, repurchases of common shares, debt reduction, acquisitions, and other discretionary and nondiscretionary capital allocation activities. FAD should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. (2) Adjusted funds available for distribution (Adjusted FAD) is a non-GAAP measure that management uses to evaluate the company's liquidity. Adjusted FAD, as we define it, is net cash from operations adjusted for capital expenditures and significant non-recurring items. Adjusted FAD measures cash generated during the period (net of capital expenditures and significant non-recurring items) that is available for dividends, repurchases of common shares, debt reduction, acquisitions, and other discretionary and nondiscretionary capital allocation activities. Adjusted FAD should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.